WRITTEN CONSENT IN LIEU
                        OF A MEETING OF THE DIRECTORS OF
                     AMERICAN UNITED LIFE INSURANCE COMPANY

The undersigned, being the sole directors of American United Life Insurance Company (the "Corporation"), upon due consideration do hereby approve, adopt and consent to the following resolutions as acts of the directors of the Corporation, which shall for all purposes be treated as actions taken pursuant to a vote at a meeting:

     RESOLVED, That the Board of Directors does hereby authorize and direct the officers of the Corporation to execute and file with the Securities and Exchange Commission (the "SEC") Post Effective Amendments to the AUL Retirement Services' AUL American Unit Trust's Registration Statement, File No. 033-31375; the
Individual  AUL  Individual  Unit  Trust's  Registration  Statement,   File  No.
033-79562;   the  Individual  SelectPoint   Registration  Statement,   File  No.
333-70049; the Individual DirectPoint Registration Statement, File No. 333-70065; the Individual StarPoint Registration Statement, File No. 333-99191; the Individual Flex VUL Registration Statement, File No. 333-32531; and the Individual Single Premium Registration Statement, File No. 333-32553; all under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, in order to continue the issuance and sale of units of the separate accounts;

     FURTHER RESOLVED,  That the Board of Directors does hereby authorize Thomas
M. Zurek, General Counsel & Secretary, to make such alterations and changes in the Post Effective Amendments to the aforementioned Registration Statements as he may deem appropriate or necessary to comply with the requirements imposed by the SEC for the filing of any and all Post Effective Amendments to Registration Statements; and

     FURTHER RESOLVED, That the Directors and officers of the Corporation who may be required to execute the separate accounts' Registration Statements on Form N-4 and any amendments thereto be, and each of them hereby is, authorized to execute a power of attorney (or any such previously executed power is hereby ratified), appointing John C. Swhear and Thomas M. Zurek their true and lawful attorneys, to execute in their name, place and stead, in their capacity as Director or officer of the Corporation, said Registration Statements and any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have the power to act thereunder and shall have full power of substitution and resubstitution; and said attorneys shall have full power and authority to do and perform in the name and on behalf of each of said Directors and officers, or any or all of them, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each of said Directors or officers, or any or all of them, might or could do in person, said acts of said attorneys, being hereby ratified and approved.




                                                /s/ Dayton H. Molendorp
Dated: April 12, 2007                       ____________________________________
                                                     Dayton H. Molendorp
                                                     Director

                                                /s/ J. Scott Davison
                                            ____________________________________
                                                     J. Scott Davison
                                                     Director


                                                /s/ Constance E. Lund
                                            ____________________________________
                                                     Constance E. Lund
                                                     Director


                                                /s/ Mark C. Roller
                                            ____________________________________
                                                     Mark C. Roller
                                                     Director


                                                /s/ G. David Sapp
                                            ____________________________________
                                                     G. David Sapp
                                                     Director


                                                /s/ Thomas M. Zurek
                                            ____________________________________
                                                     Thomas M. Zurek
                                                     Director